                                                                    EXHIBIT 99.1


                                                Net Interest Margin Trust 1994-B
                                                October, 1999
                                                Payment: November 15, 1999

               7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                           Cusip #                    393534AB8
                                                              ------------------
                                           Trust Account #           33-31958-0
                                                              ------------------
                                           Distribution Date: November 15, 1999
                                                              ------------------

                                                                                          Per $1,000
Securitized Net Interest Margin Certificates                                               Original
--------------------------------------------                                              ----------
1.    Amount Available                                               564,710.25
                                                              -----------------

Interest

2.    Aggregate Interest                                             135,320.01            1.46450227
                                                              ---------------------------------------

3.    Amount Applied to:
      (a) accrued but unpaid Interest

4.    Remaining:
      (a) accrued but unpaid Interest

5.    Monthly Interest                                               135,320.01
                                                              -----------------

Principal

6.    Current month's principal distribution                         429,390.24            4.64708052
                                                              ---------------------------------------

7.    Remaining outstanding principal balance                     20,256,470.97          219.22587630
                                                              ---------------------------------------
      Pool Factor                                                    0.21922588
                                                              -----------------

8.    Present value of the projected remaining aggregate
      cashflows of the Finance I Assets and the
      Residual Assets, as of the immediately
      preceding Distribution Date                                410,849,743.20**
                                                              -----------------
9.    Aggregate principal balance of loans
      refinanced by Green Tree Financial                           1,191,329.76
                                                              -----------------

10.   Weighted average CPR                                               10.18%
                                                              -----------------

11.   Weighted average CDR                                                2.21%
                                                              -----------------

12.   Annualized net loss percentage                                      1.36%
                                                              -----------------


13.   Delinquency              30-59 day                                  1.10%
                                                              -----------------
                               60-89 day                                  0.44%
                                                              -----------------
                               90+ day                                    0.57%
                                                              -----------------
                               Total 30+                                  2.11%
                                                              -----------------


US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

** Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 10/15/99.

                                                Net Interest Margin Trust 1994-B
                                                October, 1999
                                                Payment: November 15, 1999


                                            Fee Assets
                    ------------------------------------------------------------
                         Guarantee            Inside            Fee Asset
                            Fees               Refi               Total
                    ------------------------------------------------------------

GTFC 1994-1                   257,222.58        22,324.50            279,547.08
GTFC 1994-2                         0.00             0.00                  0.00
GTFC 1994-3                         0.00             0.00                  0.00
GTFC 1994-4                         0.00             0.00                  0.00

                    ------------------------------------------------------------
                              257,222.58        22,324.50            279,547.08

Total amount of Guarantee Fees and
     Inside Refinance Payments                                       279,547.08
                                                                  --------------

Subordinated Servicing Fees                                          209,797.65
                                                                  --------------

Payment on Finance 1 Note                                            489,344.73
                                                                  --------------

Allocable to Interest (current)                                            0.00
                                                                  --------------

Allocable to accrued but unpaid Interest                                   0.00
                                                                  --------------

Accrued and unpaid Trustee Fees                                            0.00
                                                                  --------------

Allocable to Principal                                                     0.00
                                                                  --------------

Finance 1 Note Principal Balance                                           0.00
                                                                  --------------

                                                Net Interest Margin Trust 1994-B
                                                October, 1999
                                                Payment: November 15, 1999



                                                   Inside
                                     Residual       Refi        Total
                                 --------------------------------------

GTFC 1994-1                               0.00        0.00        0.00
GTFC 1994-2                               0.00   20,664.63   20,664.63
GTFC 1994-3                           9,030.41   15,195.61   24,226.02
GTFC 1994-4                          18,751.29   11,723.58   30,474.87
                                 --------------------------------------

                                     27,781.70   47,583.82   75,365.52

                  Total Residual and Inside
                      Refinance Payments                     75,365.52